FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 19, 2005
                                                         ----------------

                           FLEXSTEEL INDUSTRIES, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)

       Minnesota                       0-5151                 42-0442319
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(State or other jurisdiction          (Commission            (IRS Employer
      of incorporation)               File Number)        Identification No.)

        3400 Jackson Street, Dubuque, Iowa                     52001
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      (Address of principal executive offices)               (Zip Code)

         Registrant's telephone number, including area code 563-556-7730
                                                            ------------

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to
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Item 2.02     Results of Operations and Financial Condition.

     On October 19, 2005, Flexsteel Industries, Inc. Announces First Quarter Operating Results. See the Press Release attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

     Exhibit 99.1 - Press Release by Flexsteel Industries, Inc. on October 19, 2005.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              FLEXSTEEL INDUSTRIES, INC.
                                              --------------------------
                                                    (Registrant)


Date:    October 20, 2005                By:    /s/ Timothy E. Hall
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                                              Timothy E. Hall
                                              Vice President, CFO, and Treasurer
                                              Principal Financial Officer